          (R)
   The First Australia
   Fund, Inc.
-------------------------------------------------------------------
   Semi-Annual Report
   April 30, 1997

                      Highlights
      -------------------------------------------
      - Total dividends and distributions for
        past twelve months of US41.5 cents per
        share, equating to a cash distribution
        rate of 4.9% (based on share price of
        US$8.50 at April 30, 1997).

      - Corporate earnings are expected to improve over the remainder of 1997 as the Australian economy strengthens.

                             LETTER TO SHAREHOLDERS
                                                                   June 12, 1997
Dear Shareholder,

   We are pleased to present the Semi-Annual Report for The First Australia Fund, Inc. for the six months ended April 30, 1997, prepared by the Investment Manager, EquitiLink International Management Limited. An overview of the Australian economy and financial markets is also included.

   Although the industrial sector improved over the past six months because of expectations of higher earnings, the resource sector continued to lag behind the market. Gold shares were the worst performers as gold fell by 10%. Metal shares performed only modestly, with base metal prices not showing signs of improvement until the end of April.

   The Fund's performance during the period under review was adversely affected by weakness in the resources sector and by the holding of smaller capital stocks which have underperformed the market indices. The Fund's manager has implemented a series of steps which are designed to redirect the portfolio into major stocks.

   Currency trends were not favorable for the Fund over the six months to April 30, 1997. During this period the Australian dollar depreciated by 1.4% against the US dollar to US$0.7816. The Australian dollar was volatile over the period because of changing perceptions about the strength of commodity prices and the future direction of interest rates.

   The outlook for Australian shares is improving. A further cut to official interest rates in May by the Reserve Bank of Australia should boost the economy, and with it corporate earnings should grow more strongly. In addition, with world economic growth rising, the outlook for commodity prices and resource shares is improving. Since late April and into May, metal prices have begun to rise with the best gains having been made in nickel, aluminium and zinc.

Dividends and Distributions
   On December 10, 1996, the Board of Directors declared a year-end dividend and distribution of US26.5 cents per share, consisting of US11.1 cents per share paid out of long-term capital gains, US3.5 cents per share paid out of short-term capital gains and US11.9 cents per share paid out of net investment income, bringing the total for the twelve months to April 30, 1997 to US41.5 cents per share. This equates to a cash distribution rate of 4.9%, based on a share price of US$8.50 at April 30, 1997.

Dividend Reinvestment and Cash Purchase Plan
   We invite you to consider joining the shareholders who currently participate in the Fund's Dividend Reinvestment and Cash Purchase Plan, which offers a number of features. Most importantly, the Plan allows shareholders to automatically reinvest their dividends in shares of the Fund's common stock. If the market price equals or exceeds the NAV on the payment date, participants in the Plan will receive new shares issued by the Fund at a discount of up to 5% from the market price. If the market price is less than the NAV on the payment date, participants will receive shares purchased at market price.

Other advantages of participation in the Plan include:
   - Lower costs--You will build holdings in the Fund automatically, at reduced or no brokerage cost.
   - Convenience--You will receive a detailed account statement from State Street Bank, your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, as well as the total shares of record held by you and by the Plan Agent for you.
   - Safety--As long as you participate in the Plan, State Street Bank, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

   The Plan also provides shareholders, who own shares in their own name, with the option of making additional cash investments in the Fund, in any amount over $100, on a monthly basis. For each additional investment, participants pay a service fee of 75 cents and a pro rata share of brokerage commissions on all open market purchases. As the Plan Agent purchases the Fund's shares for all participants in blocks, this normally results in lower commissions for each individual.

To Request your Information Brochure About the Plan
   A brochure containing information and an authorization form can be obtained by contacting State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200, or by telephone at 1-800-451-6788.

   If you wish to participate and your shares are held in your own name, simply complete and mail the enrollment form in the back of the brochure or call State Street Bank and Trust Company at the toll-free number and enroll by telephone. If your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate on your behalf. If your nominee is unable to participate on your behalf, you should request it to reregister your shares in your own name which will enable you to participate in the Plan.

Toll Free Information
   Information on The First Australia Fund, Inc. is available on a recorded message from a toll-free number in the United States. The message includes weekly updates of share price, NAV, and details of recent distributions and announcements by the Directors. The number is 1-800-323-9995 and is toll-free for calls made from within the United States.

Yours sincerely,
Laurence S. Freedman                         Brian M. Sherman
Chairman                                     President

                        REPORT BY THE INVESTMENT MANAGER
NAV Performance
   The Fund's total return based on NAV was 0.02% and -0.04% over the six month and twelve month periods ended April 30, 1997, assuming reinvestment of dividends and distributions.

Share Price Performance
   In share price terms, the Fund returned -4.0% over the six months ended April 30, 1997 and -6.2% over the year to this date, assuming reinvestment of dividends and distributions. The Fund's shares were trading at US$8.50 per share at April 30, 1997.

Quality of the Portfolio
   The quality of the portfolio has been strengthened, with 73% of the Fund by market value representing companies in the Australian Stock Exchange's Top 100. The remaining stocks represent a selection of smaller growth and value companies. The Fund's strategy focuses on identifying value in individual stocks rather than on market sectors.

Dividends and Distributions
   On December 10, 1996, the Board of Directors declared a year-end dividend and distribution of US26.5 cents per share, consisting of US11.1 cents per share paid out of long-term capital gains, US3.5 cents per share paid out of short-term capital gains and US11.9 cents per share paid out of net investment income. This follows a semi-annual dividend and distribution of US15.0 cents per share, composed of US7.7 cents per share in net investment income and US7.3 cents per share in short-term capital gains paid in July 1996, bringing the total for the twelve months to April 30, 1997 to US41.5 cents per share. This equates to a cash distribution rate of 4.9%, based on a share price of US$8.50 at April 30, 1997.

Portfolio Composition
   The following chart and table summarize the composition of the Fund's portfolio, expressed as a percentage of net assets. The Fund's overweighting to resources was maintained over the six months to April 30, 1997 at 34% of net assets.
                                     CHART

Selected Equity Holdings
   The following notes highlight the Fund's top ten holdings at April 30, 1997.

National Australia Bank Limited (NAB)                  7.3% of total investments

   NAB is Australia's largest bank, as measured by both total assets and profits. It combines superior management, balance sheet strength and a cost of funds advantage. The Bank's acquisition of Michigan National Bank has provided further strategic diversification through entry into the US market, while other offshore operations in New Zealand and the United Kingdom are expected to provide solid future profit growth.

Broken Hill Proprietary Company Limited (BHP)          6.4% of total investments

   BHP is Australia's largest corporation and one of the world's largest resource companies. It has superior mining assets, financial strength and growth potential from both existing and new projects. Group sales amount to over A$20 billion from four main operating divisions: steel, petroleum, minerals and copper. BHP has a number of new projects which are likely to contribute to strong growth over the next five years. The recent acquisition of Magma copper, headquartered in the USA, has increased its copper market shares to 10% of world-wide supply. The Company provides leverage to Asia-Pacific economic activity through its extensive exports to, and operations within, the region. Recent focus on increasing returns on assets within the underperforming steel division should boost earnings in the medium term.

News Corporation Limited                               4.8% of total investments

   News Corporation is a global, vertically integrated entertainment and media company. News produces film and television entertainment media through the Fox brand name. It is building a global distribution platform in highly populated regions in order to leverage off the relatively high fixed cost production businesses. It has also entered into joint venture arrangements with other media/telecommunications companies in order to reduce its financial risk and expand its market presence.

Westpac Banking Corporation                            4.2% of total investments

   Westpac is Australia's second largest bank in terms of market capitalization. It holds some 17% of all Australian banking assets and 18% of housing loans. Westpac has reorganized its operating structures over the last three years and has concentrated its activities within Australian retail banking.

Australia and New Zealand Banking Group Limited (ANZ)  4.0% of total investments

   ANZ Banking Group is Australia's fourth largest bank by market capitalization, with principal activities in general banking, mortgage and installment lending and related financial services. Since acquiring Grindlay's Bank, headquartered in the UK in 1984, ANZ has developed a presence in over 45 countries, with international operations contributing some 40% of group assets.

Commonwealth Bank of Australia (CBA)                   3.6% of total investments

   CBA is one of the four largest banking groups in Australia, capitalized at $12.5 billion and with assets of $109 billion. CBA provides a full range of retail and wholesale banking services as well as insurance and funds management operations. It holds 17.3% market share by assets and 20.4% by deposits, and generates over 90% of its profit from within Australia. The bank has a lending mix of 41% residential mortgage, 46% commercial and 12% consumer finance.

Western Mining Corporation Holdings Limited (WMC)      3.5% of total investments

   WMC is a world class diversified mining company with interests in nickel, alumina, aluminum, copper, uranium, gold and industrial minerals. The company is currently in its most significant expansion phase since the late 1960s. Capital expenditure on planned and potential developments through to 2000 totals A$5 billion. Sale of the oil and gas division will help fund these commitments.

Woodside Petroleum Limited                             3.4% of total investments

   Woodside is Australia's largest oil and gas company and is the operator of the Northwest Shelf liquid natural gas project in Western Australia. The strong growth projected from the Northwest Shelf project is set to continue, with further expansion and new projects coming on stream in both oil and gas over the next decade. The company is continuing to add to shareholder value from exploration success in offshore Western Australia.

Rio Tinto Limited                                      2.9% of total investments

   Rio Tinto is a large diversified mining company formed by the merger and dual listing of RTZ and CRA in 1996. It has interests in iron ore, copper, coal, gold, aluminum and industrial minerals located all around the world in over 50 mining locations. Management's strategy is to focus on large-scale, long-life, low-cost open pit operations. It has shown its preparedness to divest underperforming assets and not to develop those that do not meet its development criteria.

North Limited                                          2.4% of total investments

   North Limited is a mid-sized diversified mining company with interests in iron ore, uranium, copper, zinc, gold, mining equipment and forestry. Its diversification provides relatively smooth earnings growth from highly cyclical businesses. North has one of the best organic growth profiles in the resources sector and has an aggressive history of acquisitions.

                      REVIEW AND OUTLOOK FOR THE AUSTRALIAN
                                FINANCIAL MARKETS

Economy

   The Australian economy continues to strengthen, with the housing sector showing signs of improvement and business confidence increasing. Investment is also strong, particularly in non-residential construction. However, some areas of weakness remain; manufacturing and retail still face difficult trading conditions and the unemployment rate is 8.7%. The Australian official interest rate is 5.5%, the Reserve Bank of Australia lowered rates by a further 0.5% on May 23.

   Australia's inflation remains low, with underlying inflation at 2.1% over the year to March 31, 1997 and headline inflation at 1.3% for the period. In coming months, economic growth is expected to strengthen further, helped by lower official interest rates, continued solid business investment and some improvement in international economic activity.

Stock Market

   The All Ordinaries Accumulation Index rose 7.8% over the six months to April. Resource stocks, however, continued to lag, reflecting continued subdued commodity prices, and the fall in the price of gold.

   The outlook for Australian equities remains positive. As the economy strengthens, earnings should improve because of higher volumes and productivity benefits from recent restructurings. Resource companies should benefit from the firming of commodity prices as the international economy strengthens.

Currency

   Over the six months to the end of April, the Australian dollar depreciated by 1.4% against the US dollar to US$0.7816. The Australian dollar was volatile over the period because of changing perceptions about the strength of commodity prices and the future direction of interest rates. On the date of this report, the Australian dollar was trading at US$0.7525.

                                     EquitiLink International Management Limited

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Portfolio of Investments
April 30, 1997
(Unaudited)

---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
              LONG-TERM INVESTMENTS--90.9%
              Common and Preferred Stocks and
                Equivalents--90.9%
              Diversified Industries--15.9%
   314,700    Boral Limited................  $    929,712
 2,940,196    Circadian Technologies
                Limited*D..................     2,343,884
 1,729,500    Citistate Corporation
                Limited*...................       270,340
   416,000    CSR Limited..................     1,541,102
 1,400,000    Fosters Brewing Group
                Limited....................     2,888,628
 2,000,000    Goodman Fielder Limited......     2,626,026
    82,500    ICI Australia Limited........       776,319
   200,000    Lend Lease Corporation
                LimitedDD..................     3,835,873
   815,500    Pacific Dunlop Limited.......     2,205,260
 1,000,000    Pioneer International
                Limited....................     3,298,163
   900,000    Polartechnics Limited*.......     1,449,003
   625,560    Southcorp Holdings...........     2,189,338
 2,034,900    Southern Group LimitedD......       906,521
   750,000Pound Southern Group Limited*D
                Call options expiring June
                '99
                @ A$0.50...................       158,265
   500,000    Spicers Paper Limited........       859,711
   400,000    Tabcorp Holdings Limited.....     1,980,461
    79,105    Wesfarmers Limited...........       652,871
                                             ------------
                                               28,911,477
                                             ------------
              Resources And Mining--35.6%
 5,677,674    Amalg Resources NL*D.........     1,952,463
   800,000    Broken Hill Proprietary
                Company LimitedDD..........    11,304,416
 2,230,000    Centaur Mining &
                Expedition.................     2,962,876
 9,411,000    Dome Resources NL*D..........     1,434,267
 1,461,000    Great Central Mines
                Limited....................     2,808,957
   993,780    Iron Carbide Limited.........       699,025
   400,000    Leighton Holdings Limited....     1,800,703
 2,000,000    Macmahon Holdings Limited....     1,547,479
   422,808    Niugini Mining Limited.......     1,024,388
 1,218,297    North Limited................     4,306,649
 1,048,984    Oil Search Limited...........     2,500,509
 3,798,500    Pacific Island Gold NLD......       712,497
 2,179,600    Pasminco Limited.............     4,156,486
   820,000    Resolute Limited.............     1,506,057
---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
   350,000    Rio Tinto Limited............  $  5,230,168
 2,053,766    Ross Mining NL...............     1,556,978
 3,242,867    Savage Resources Limited.....     3,168,100
 1,301,941Pound Savage Resources Limited*
                Call options expiring Nov.
                '98
                @ A$1.25...................       284,910
 4,650,000    Striker Resources NLD........       508,792
 4,145,000Pound Striker Resources NL*D
                Call options expiring June
                '97
                @ A$0.20...................        16,198
 1,950,150    Tap Oil......................     2,240,501
 1,054,127    Western Mining Corporation
                Holdings Limited...........     6,261,325
 1,252,595    Wiluna Mines Limited*........       616,753
   767,750    Woodside Petroleum Limited...     6,120,399
                                             ------------
                                               64,720,896
                                             ------------
              Services--39.4%
   500,000    Amcor Limited................     3,296,600
   541,320    Ausmelt Limited*D............       973,064
 1,115,980    Australia & New Zealand
                Banking Group Limited......     7,143,319
   512,453    Australia Province News......       881,123
   140,000    Bank of Melbourne Limited....     1,017,585
   200,000    Brambles Industries
                Limited....................     3,626,416
   585,100    Commonwealth Bank of
                Australia..................     6,370,022
   700,000    Crown Limited*...............     1,220,008
   370,000    Foodland Associates
                Limited....................     2,258,460
   250,000    Howard Smith Limited.........     2,188,355
   220,000    Hudson Conway Limited........     2,269,636
 3,500,000    Infrastructure Trust of
                Australia..................     3,583,432
   700,000    Jupiters Limited.............     1,575,615
   185,200    Macquarie Bank Limited.......     1,338,882
    84,000    Mayne Nickless Limited.......       521,923
   945,775    National Australia Bank
                LimitedDD..................    12,972,529
 1,102,879    News Corporation Limited.....     5,094,189
   907,482    News Corporation Limited *
                Voting Preferred Stock.....     3,468,220
   675,058    Novogen Limited..............       675,058
   454,525Pound Novogen Limited*
                Call options expiring Dec.
                '98
                @ A$0.50...................       230,904
 1,000,000    Qantas Airways Limited*......     2,082,845
 4,633,277    Spectrum Network Systems
                Limited....................     1,267,407

                                       7

---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
              Services (cont'd.)
    23,000    St. George Bank Limited......  $    141,649
 1,385,000    Westpac Banking Corp.DD......     7,479,758
                                             ------------
                                               71,676,999
                                             ------------
              Total common and preferred
                stocks and equivalents
                (cost $150,192,590)........   165,309,372
                                             ------------
              Short-Term Investments--7.0%
Principal
  Amount
  (000)       Corporate Bond--0.2%
----------
A$     600    Southern Group Limited
                12.00%, 3/8/98
                (cost $306,748)............       304,807
                                             ------------
              Demand Deposits--6.4%
     7,007    State Street Bank & Trust
                Company, Demand Deposit,
                5.65%......................     6,678,116
     6,346    Banque National de Paris,
                Demand Deposit, 5.60%......     4,960,438
                                             ------------
              Total demand deposits
                (cost US$11,470,134).......    11,638,554
                                             ------------
              Repurchase Agreement--0.4%
US$    710    Repurchase Agreement, State
                Street Bank & Trust
                Company,
                5.20%, dated 4/30/97, due
                5/1/97 in the amount of
                $710,103 (cost $710,000;
                collateralized by $720,000
                U.S. Treasury Bill, due
                8/15/97; value including
                accrued
                interest-US$725,947).......       710,000
                                             ------------
              Total short-term investments
                (cost US$12,486,882).......    12,653,361
                                             ------------
              Total Investments--97.9%
              (cost $162,679,472; Note
                3).........................   177,962,733
              Other assets in excess of
                liabilities--2.1%..........     3,833,545
                                             ------------
              Net Assets--100%.............  $181,796,278
                                             ------------
                                             ------------

------------------
 Pound Expressed in number of shares into which position can be exercised or converted.
 * Non-income producing security.
 D Investment in affiliated company. Fund owns 5% or more of the outstanding stock of issuer. In the six months ended April 30, 1997, the Fund incurred $72,689 of net realized losses on investments in affiliated companies.
DD Portion of securities on loan; see Note 3.
----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Assets and Liabilities
April 30, 1997
(Unaudited)
----------------------------------------------------------

Assets
Investments, at value (cost
  $162,679,472)........................   $177,962,733
Foreign currency, at value (cost
  $127,275)............................        127,464
Cash...................................            661
Collateral for securities loaned, at
  value................................     19,479,905
Receivable for investments sold........      3,957,965
Dividends and interest receivable......        224,316
Other assets...........................         24,871
                                          ------------
    Total assets.......................    201,777,915
                                          ------------
Liabilities
Payable upon return of securities
  loaned...............................     19,479,905
Accrued expenses and other
  liabilities..........................        363,720
Investment management fee payable......        118,253
Withholding tax payable................         12,961
Administration fee payable.............          6,798
                                          ------------
    Total liabilities..................     19,981,637
                                          ------------
Net Assets                                $181,796,278
                                          ------------
                                          ------------
Net assets were comprised of:
  Common stock, $.01 par value.........   $    170,593
  Paid-in capital in excess of par.....    152,074,928
                                          ------------
                                           152,245,521
  Undistributed net investment
  income...............................        622,441
  Accumulated net realized gains on
  investments..........................      1,166,944
  Net unrealized appreciation on
  investments..........................     13,347,864
  Accumulated net realized and
    unrealized foreign exchange
    gains..............................     14,413,508
                                          ------------
  Net assets...........................   $181,796,278
                                          ------------
                                          ------------
Net asset value per share:
  ($181,796,278 / 17,059,266 shares of
  common stock issued and
  outstanding).........................         $10.66
                                          ------------
                                          ------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       8

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Operations
Six months ended April 30, 1997
(Unaudited)
----------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding
    taxes of $53,039)...................   $ 1,960,121
  Interest..............................       215,888
  Income from securities loaned - net...       107,203
                                           -----------
    Total income........................     2,283,212
                                           -----------
Expenses
  Investment management fee.............       782,702
  Custodian's fees and expenses.........       144,000
  Shareholder relations and
  communications........................       109,000
  Independent accountant's fees and
  expenses..............................        57,000
  Directors' fees and expenses..........        55,000
  Administration fee....................        45,252
  Legal fees and expenses...............        35,000
  Transfer agent's fees and expenses....        19,000
  Insurance expense.....................         5,000
  Miscellaneous.........................        11,798
                                           -----------
  Total operating expenses..............     1,263,752
                                           -----------
Net investment income...................     1,019,460
                                           -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies
Net realized gain on investment
  transactions..........................     1,278,428
Net realized loss on written option
  transactions..........................       (25,511)
Net change in unrealized appreciation on
  investments...........................       500,095
Net change in unrealized appreciation on
  written options.......................        45,488
                                           -----------
Net gain on investments.................     1,798,500
                                           -----------
Net increase in net assets resulting
  from operations before net foreign
  exchange losses.......................     2,817,960
Net realized and unrealized foreign
  exchange losses.......................    (3,573,351)
                                           -----------
Net Decrease In Net Assets
Resulting From Operations...............   $  (755,391)
                                           -----------
                                           -----------

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Changes
in Net Assets
(Unaudited)
----------------------------------------------------------

                              Six months
                                ended         Year ended
Increase (Decrease)           April 30,      October 31,
in Net Assets                    1997            1996
                             ------------    ------------
Operations
  Net investment income...   $  1,019,460    $  3,320,924
  Net realized gain on
    investments...........      1,252,917       3,346,039
  Net change in unrealized
    appreciation on
    investments and
    written options.......        545,583      10,703,898
                             ------------    ------------
  Net increase in net
    assets resulting from
    operations before net
    foreign exchange gains
    (losses)..............      2,817,960      17,370,861
  Net realized and
    unrealized foreign
    exchange gains
    (losses)..............     (3,573,351)      6,975,063
                             ------------    ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations............       (755,391)     24,345,924
Dividends to shareholders
  from net investment
  income..................     (2,012,798)     (3,864,129)
Distributions to
  shareholders from net
  realized capital gains..     (2,469,485)     (4,432,685)
Net asset value of shares
  issued to shareholders
  in connection with
  distribution paid in
  stock...................      1,277,849       1,596,281
                             ------------    ------------
Total increase
  (decrease)..............     (3,959,825)     17,645,391
Net Assets
Beginning of period.......    185,756,103     168,110,712
                             ------------    ------------
End of period.............   $181,796,278    $185,756,103
                             ------------    ------------
                             ------------    ------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       9

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Notes to Financial Statements
(Unaudited)
----------------------------------------------------------
   The First Australia Fund, Inc. (the 'Fund') was incorporated in Maryland on September 30, 1985 as a closed-end, diversified investment company. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on Australian stock exchanges. The Fund's secondary investment objective is current income. It is expected that normally at least 65% of the Fund's total assets will be invested in equity securities listed on Australian stock exchanges and that current income will be derived primarily from dividends and interest on Australian corporate and governmental securities. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian subcustodian bank, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.


Note 1. Accounting            The following is a summary of
Policies                      significant accounting policies
                              followed by the Fund in the preparation of its
financial statements.
Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.
Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: Australian dollar ('A$') amounts are translated into United States dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the fiscal period;
      (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.
   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period.
   Net realized and unrealized foreign exchange losses of $3,573,351 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains shown in the composition of net assets at April 30, 1997 represent foreign exchange gains for book purposes that have not yet been recognized for tax purposes.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
   The exchange rate for the Australian dollar at April 30, 1997 was US$.7816 to A$1.00.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a
                                       10
premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
(loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
   The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Dividends and Distributions: It is the Fund's current policy to pay dividends semi-annually from accumulated net investment income. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies.
Taxes: For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars are recognized for tax purposes.
   No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Australia imposes a withholding tax of 15% on certain dividends and 10% on certain interest.
Securities Lending: The Fund may lend its securities to approved borrowers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the six months ended April 30, 1997, the Fund increased undistributed net investment income by $75,102, increased accumulated net realized gains on investments by $46,597 and decreased accumulated realized and unrealized foreign exchange gains by $121,699. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has agreements
                              with EquitiLink International Management Limited
(the 'Investment Manager'), EquitiLink Australia Limited (the 'Investment Adviser') and Prudential Investments Fund Management, Inc. (the 'Administrator'). The Investment Manager and the Investment Adviser are affiliated companies.
   The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.
   The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager
                                       11
informed the Fund that it paid $5,057 to the Investment Adviser during the six months ended April 30, 1997.
   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million. The administration agreement provides the Administrator with a fee at the annual rate of the greater of $25,000 or 0.05% of the Fund's average weekly net assets.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the six months ended
April 30, 1997 aggregated $144,864,834 and $147,516,707, respectively.
   Transactions in options written during the six months ended April 30, 1997 were as follows:

                                       Number of   Premiums
                                       Contracts   Received
                                       ---------   --------
Options outstanding at October 31,
  1996...............................      250     $ 42,729
Options terminated in closing
  purchase
  transactions.......................     (125)     (21,365)
Options exercised....................     (125)     (21,364)
                                       ---------   --------
Options outstanding at April 30,
  1997...............................        0            0
                                       ---------   --------
                                       ---------   --------

   As of April 30, 1997, the Fund had securities on loan with an aggregate market value of $18,639,575. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $19,479,905.

   The United States federal income tax basis of the Fund's investments at April 30, 1997 was $166,201,443 and accordingly, net unrealized appreciation for United States federal income tax purposes was $11,761,290 (gross unrealized appreciation--$21,941,068; gross unrealized depreciation--$10,179,778).


Note 4. Capital               There are 20 million shares of
                              $.01 par value common stock authorized. Of the
17,059,266 shares issued and outstanding at April 30, 1997, the Investment Manager owned 39,104 shares. During the six months ended April 30, 1997 and the fiscal year ended October 31, 1996 the Fund issued 144,988 shares and 171,122 shares, respectively, in connection with cash dividends paid in stock.

Note 5. Transactions          During the six months ended
with Affiliates               April 30, 1997, Prudential
                              Securities Incorporated, an affiliate of the
Administrator, earned approximately $5,100 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.

Note 6. Dividend              On June 12, 1997 the Board
and Distribution              of Directors of the Fund
                              declared a dividend of $.052 per share from net
investment income and a distribution of $.038 per share from short-term capital gains payable on July 11, 1997 to shareholders of record on June 30, 1997.

--------------------------------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Financial Highlights
(Unaudited)
--------------------------------------------------------------------------------

                                                  Six months
                                                    ended                          Years ended October 31,
                                                  April 30,      -----------------------------------------------------------
                                                     1997          1996         1995         1994         1993        1992
                                                  ----------     --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........    $   10.98     $  10.04     $  11.76     $  11.37     $   8.46     $ 11.03
                                                  ----------     --------     --------     --------     --------     -------
Net investment income..........................         0.06         0.20         0.22         0.14         0.15        0.19
Net realized and unrealized gain (loss) on
  investments
  and foreign currencies.......................        (0.10)        1.25        (0.71)        1.84         4.09       (2.50)
                                                  ----------     --------     --------     --------     --------     -------
  Total from investment operations.............        (0.04)        1.45        (0.49)        1.98         4.24       (2.31)
                                                  ----------     --------     --------     --------     --------     -------
Dividends from net investment income...........        (0.12)       (0.23)       (0.22)       (0.10)       (0.16)      (0.26)
Distributions from net capital and currency
  gains........................................        (0.15)       (0.26)       (0.94)       (0.11)          --          --
                                                  ----------     --------     --------     --------     --------     -------
  Total dividends and distributions............        (0.27)       (0.49)       (1.16)       (0.21)       (0.16)      (0.26)
                                                  ----------     --------     --------     --------     --------     -------
Capital reduction with respect to issuance of
  Fund shares..................................        (0.01)       (0.02)       (0.07)       (1.38)       (1.17)         --
                                                  ----------     --------     --------     --------     --------     -------
Net asset value, end of period.................    $   10.66     $  10.98     $  10.04     $  11.76     $  11.37     $  8.46
                                                  ----------     --------     --------     --------     --------     -------
                                                  ----------     --------     --------     --------     --------     -------
Market price per share, end of period..........    $    8.50     $  9.125     $   8.19     $  10.13     $  10.38     $  7.75
                                                  ----------     --------     --------     --------     --------     -------
                                                  ----------     --------     --------     --------     --------     -------
TOTAL INVESTMENT RETURN BASED ONPound:
Market value...................................        (4.03)%      17.76%       (7.84)%      (0.56)%      36.39%     (18.24)%
Net asset value................................         0.02%       15.55%       (2.70)%       5.39%       36.93%     (21.11)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets........         1.40%*       1.41%        1.50%        1.45%        1.87%       1.90%
Ratio of net investment income to average net
  assets.......................................         1.13%*       1.86%        2.24%        1.42%        1.50%       1.86%
Portfolio turnover rate........................           80%         133%          45%          46%         108%         39%
Net assets, end of period (000 omitted)........    $ 181,796     $185,756     $168,111     $186,852     $111,230     $50,946
Average net assets (000 omitted)...............    $ 181,923     $178,756     $162,228     $149,801     $ 67,341     $61,645
Average commission rate per share..............    $  0.0087     $ 0.0074          N/A          N/A          N/A         N/A

---------------
     * Annualized.
 Pound Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated.
       This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's shares.

See Notes to Financial Statements.
                                       13

                                OTHER INFORMATION

   Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan). Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

   State Street Bank & Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. If the Fund declares a dividend or capital gains distribution and the net asset value per share of the Fund's common stock exceeds the market price per share on the distribution payable date, Plan participants will receive shares purchased on the open market with the proceeds of the distribution. In all other cases, Plan participants will receive a number of newly-issued shares determined by dividing the dollar amount of the distributions by the net asset value per share of the Fund's common stock on the distribution payable date, provided that the discount from current market price will not exceed 5%.

   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.

   The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

   The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund.

   Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole shares and cash for fractional shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

   All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

                         Supplemental Proxy Information

   The Annual Meeting of Shareholders of The First Australia Fund, Inc. (the 'Fund') was held on Thursday, March 13, 1997 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1)      To elect the following five Directors to serve as Class III
         Directors for a three-year term expiring in 1999:
         - Sir Roden Cutler
         - David L. Elsum
         - Laurence S. Freedman
         - Michael R. Horsburgh
         - William J. Potter
         Directors whose term of office continued beyond this meeting are as follows: Anthony E. Aaronson, Rt. Hon. Malcolm Fraser, Harry
         A. Jacobs, Jr., Howard A. Knight, Roger C. Maddock, Richard H. McCoy, Neville J. Miles, John T. Sheehy and Brian M. Sherman;
(2) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending
         October 31, 1997;
(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

The results of the proxy solicitation on the above matters were as follows:

             Director/Auditor         Votes for       Votes against      Votes withheld     Abstentions
         ------------------------    ------------    ---------------    ----------------    ------------
(1)      Sir Roden Cutler              12,539,511          --                  1,478,694         --
         David L. Elsum                12,564,574          --                  1,453,631         --
         Laurence S. Freedman          12,564,064          --                  1,454,141         --
         Michael R. Horsburgh          12,563,010          --                  1,455,195         --
         William J. Potter             12,658,999          --                  1,352,206         --
(2)      Price Waterhouse LLP          13,748,063            140,990           --                129,152
(3)      There was no other business voted upon at the Annual Meeting of Shareholders.

                                       15

Directors
Anthony E. Aaronson
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman, Chairman
Michael R. Horsburgh
Harry A. Jacobs, Jr.
Howard A. Knight
Roger C. Maddock
Richard H. McCoy
Neville J. Miles
William J. Potter
John T. Sheehy
Brian M. Sherman

Officers
Brian M. Sherman, President
Laurence S. Freedman, Vice President
Ouma Sananikone-Fletcher, Assistant Vice President
  and Chief Investment Officer
David Manor, Treasurer
Roy M. Randall, Secretary
Eugene S. Stark, Assistant Treasurer
Barry G. Sechos, Assistant Treasurer
Kenneth T. Kozlowski, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

The accompanying financial statements as of April 30, 1997 were not audited and accordingly, no opinion is expressed on them.

This report, including the financial statements herein, is transmitted to the shareholders of The First Australia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.


            Investment Manager
            EquitiLink International Management Limited
            Union House, Union Street
            St. Helier, Jersey, Channel Islands

            Investment Adviser
            EquitiLink Australia Limited
            190 George Street
            Sydney, NSW 2000, Australia

            Administrator
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Independent Accountants
            Price Waterhouse LLP
            1177 Avenue of the Americas
            New York, New York 10036

            Legal Counsel
            Dechert Price & Rhoads
            1500 K Street N.W.
            Washington, D.C. 20005
            Stikeman, Elliott
            Level 32, Chifley Tower
            2 Chifley Square
            Sydney, NSW 2000, Australia

                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                 for information call toll-free (800) 362-3277
                             collect (973) 367-7409
                  or for information regarding net asset value
                                 (800) 451-6788

        Shares of The First Australia Fund, Inc. are traded on the
      American Stock Exchange and on the Pacific Stock Exchange under the symbol 'IAF.' Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

        For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:
                                 1-800-323-9995

      318652104

